SECURITIES AND EXCHANGE COMMISSION

                                          WASHINGTON, D.C. 20549

                                                 FORM 8-K


                                              CURRENT REPORT


                                    Pursuant to Section 13 or 15(d) of
                                    the Securities Exchange Act of 1934





Date of Report  February 26, 1996



                       WHITMAN MEDICAL CORP.
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     (Exact name of registrant as specified in its charter)



                        New Jersey
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        (State or other jurisdiction or incorporation)



     1-13722                             22-2246554
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(Commission File Number)     (IRS Employer Identification No.)



4400 Biscayne Boulevard, Miami, Florida              33137
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(Address of principal executive offices)          (Zip Code)


                      (305) 575-6510
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   (Registrant's telephone number, including area code)







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Item 1.           Changes in Control of Registrant

                  Not applicable.


Item 2.           Acquisition or Disposition of Assets

                  Not applicable.


Item 3.           Bankruptcy or Receivership

                  Not applicable.


Item 4.           Changes in Registrant's Certifying Accountant

                  Not applicable.


Item 5.           Other Events

                  1. In connection with the acquisition by Registrant of Sanford-Brown College in December 1994, Registrant obtained an $8,500,000 credit facility consisting of a $6,000,000 term loan and a $2,500,000 revolving credit loan from the Bank of America Illinois. The loans, which were due on April 16, 1996, were obtained on the credit and guaranty of Frost-Nevada Limited Partnership, Registrant's largest shareholder, whose beneficial owner is Phillip Frost, M.D., Chairman of the Board of Directors of Registrant. On February 26, 1996, Registrant and Bank of America Illinois entered into an amendment to the credit facility extending the term loan for a period of three years and the revolving credit loan for a period of eighteen months. The interest rate on the loans continues to be one-half percent below the prime rate. The loans were extended on the credit and guaranty of Phillip Frost. In consideration for guarantying the facility, Registrant issued warrants to Dr. Frost to purchase 650,000 of Registrant's common shares at a price of $8.50 per share.

                  2. On February 26, 1996 Registrant changed its principal executive offices from 485E U.S. Highway 1 South,
Iselin, New Jersey 08830-3005 to 4400 Biscayne Boulevard,
Miami, Florida 33137.


Item 6.           Resignations of Registrant's Directors

                  Not applicable.


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Item 7.           Financial Statements, Pro Forma Financial
                  Information and Exhibits


                  Exhibits:

                  Exhibit 10.31: Form of Amendment to Credit Agreement dated February 26, 1996 among Bank of America Illinois, Whitman
Medical Corp. and Phillip Frost.

                  Exhibit 10.32: Form of Term Note dated February 26, 1996 by Whitman Medical Corp. in favor of Bank of America
Illinois.

                  Exhibit 10.33: Form of Revolver Note dated February 26, 1996 by Whitman Medical Corp. in favor of Bank of America
Illinois.

                  Exhibit 10.34: Stock Purchase Warrant to purchase 650,000 shares of common stock issued by Whitman Medical Corp.
in favor of Phillip Frost.


                                                SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          WHITMAN MEDICAL CORP.


Date: March 12, 1996                      By /s/ Randy S. Proto
                                                 ---------------------------
                                                 Randy S. Proto, President





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